UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 28, 2006
U.S. Concrete, Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

000-26025 (Commission File Number)	76-0588680 (IRS Employer Identification No.)

2925 Briarpark, Suite 1050, Houston, Texas (Address of principal executive offices)	77042 (Zip Code)
(713) 499-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Retirement Letter - John R. Colson
Conditional Resignation Letter - Vincent D. Foster
Conditional Resignation Letter - Mary P. Ricciardello
Conditional Resignation Letter - Murray S. Simpson
Conditional Resignation Letter - Robert S. Walker

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     As more fully described in the proxy statement of U.S. Concrete, Inc. relating to its 2006 annual meeting of stockholders, on March 13, 2006, the board of directors proposed an amendment to U.S. Concrete’s certificate of incorporation that would declassify the board of directors so that each director would stand for election annually starting at the 2006 annual meeting of stockholders. The proposed amendment also would permit directors to be removed by stockholders with or without cause, in accordance with Delaware law. The proposed amendment is subject to and contingent on stockholder approval at the 2006 annual meeting of stockholders. On March 29, 2006, in connection with the declassification proposal, U.S. Concrete’s ongoing Class II director and the Class III directors, consisting of Vincent D. Foster, Mary P. Ricciardello, Murray S. Simpson and Robert S. Walker, submitted conditional resignations effective upon the approval by U.S. Concrete’s stockholders of the declassification proposal. Under the board’s current structure, Class II and Class III directors would be subject to re-election in 2007 and 2008, respectively; however, pursuant to their conditional resignation letters, these directors have agreed to resign and to stand for re-election at the 2006 annual meeting if the declassification proposal is approved. The purpose of these conditional resignations is to facilitate the transition to a declassified board of directors by shortening the terms of the Class II and Class III directors and allowing all nominees to be subject to election to one-year terms beginning in 2006. Copies of the conditional resignation letters provided by Messrs. Foster, Simpson and Walker and Ms. Ricciardello are filed as Exhibits 17.2 through 17.5 to this report.
     On March 28, 2006, John R. Colson notified U.S. Concrete of his decision not stand for re-election, if applicable, and to retire as a member of the board of directors of U.S. Concrete at its 2006 annual meeting of stockholders. Mr. Colson’s decision was not a result of any disagreements with U.S. Concrete. Mr. Colson will continue to serve on the board of directors and as a member of the audit committee and as chairman of the compensation committee of the board of directors until the election of his successor at the annual meeting. The board of directors expresses its gratitude to Mr. Colson for his valuable service to U.S. Concrete as a director since May 1999.
     The board of directors has nominated Michael W. Harlan, U.S. Concrete’s Executive Vice President and Chief Operating Officer, for election to the director position being vacated by Mr. Colson. Information about Mr. Harlan’s nomination to serve on the board of directors has been included in U.S. Concrete’s proxy statement for its 2006 annual meeting of stockholders.
     A copy of the retirement letter provided by Mr. Colson is filed as Exhibit 17.1 to this report.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Exhibit
17.1	Retirement Letter of John R. Colson, dated March 28, 2006.

17.2	Conditional Resignation Letter of Vincent D. Foster, dated March 29, 2006.

17.3	Conditional Resignation Letter of Mary P. Ricciardello, dated March 29, 2006.

17.4	Conditional Resignation Letter of Murray S. Simpson, dated March 29, 2006.

17.5	Conditional Resignation Letter of Robert S. Walker, dated March 29, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.
Date: March 31, 2006	By:	/s/ Robert D. Hardy
Robert D. Hardy
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
17.1	Retirement Letter of John R. Colson, dated March 28, 2006.

17.2	Conditional Resignation Letter of Vincent D. Foster, dated March 29, 2006.

17.3	Conditional Resignation Letter of Mary P. Ricciardello, dated March 29, 2006.

17.4	Conditional Resignation Letter of Murray S. Simpson, dated March 29, 2006.

17.5	Conditional Resignation Letter of Robert S. Walker, dated March 29, 2006.